                     SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
of 1934 (Amendment No.    )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement         [ ] Confidential, for Use of the
                                            Commission Only (as permitted
                                            by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      JAKARTA GROWTH FUND, INC.
 ....................................................................
          (Name of Registrant as Specified In Its Charter)

 ....................................................................
(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[ ] $125  per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
    or Item 22(a)(2) of Schedule 14A.
[ ] $500  per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

       .............................................................

    2) Aggregate number of securities to which transaction applies:

       .............................................................

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       .............................................................

    4) Proposed maximum aggregate value of transaction:

       .............................................................

    5) Total fee paid:

       .............................................................

[X] Fee paid previously with preliminary materials.

       .............................................................

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

       ..............................................................

    2) Form, Schedule or Registration Statement No.:

       ..............................................................

    3) Filing Party:

       ..............................................................

    4) Date Filed:

       ..............................................................

                           JAKARTA GROWTH FUND, INC.
                                180 MAIDEN LANE
                            NEW YORK, NEW YORK 10038

                            ------------------------

                 NOTICE OF 1996 ANNUAL MEETING OF STOCKHOLDERS
                               NOVEMBER 12, 1996
                            ------------------------

TO THE STOCKHOLDERS OF
JAKARTA GROWTH FUND, INC.:

     Notice is hereby given that the 1996 Annual Meeting of Stockholders (the "Meeting") of Jakarta Growth Fund, Inc. (the "Company") will be held at the offices of Nomura Capital Management, Inc., 180 Maiden Lane, New York, New York on Tuesday, November 12, 1996, at 9:00 A.M. for the following purposes:

     (1) To elect six Directors to serve for the ensuing year;

     (2) To consider and act upon a proposal to ratify the selection of Price Waterhouse LLP as independent accountants of the Company for its fiscal year ending March 31, 1997;

     (3) To consider and act upon a proposal to approve a revised Investment Advisory Agreement between Nomura Capital Management, Inc. and Nomura Investment Management Co., Ltd. and a new Investment Sub-Advisory Agreement between Nomura Investment Management Co., Ltd. and Nomura Capital Management (Singapore) Ltd.; and

     (4) To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on September 20, 1996 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournment thereof.

     A complete list of the stockholders of the Company entitled to vote at the Meeting will be available and open to the examination of any stockholder of the Company for any purpose germane to the Meeting during ordinary business hours from and after October 28, 1996, at the offices of the Company, 180 Maiden Lane, New York, New York.

     You are cordially invited to attend the Meeting. Stockholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited on behalf of the Board of Directors of the Company.

                                          By Order of the Board of Directors

                                                     JOHN F. WALLACE
                                                        Secretary

New York, New York
Dated: September 27, 1996

                    [This page is intentionally left blank.]

                                PROXY STATEMENT

                           JAKARTA GROWTH FUND, INC.
                                180 MAIDEN LANE
                            NEW YORK, NEW YORK 10038

                            ------------------------

                      1996 ANNUAL MEETING OF STOCKHOLDERS
                               NOVEMBER 12, 1996
                            ------------------------

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Jakarta Growth Fund, Inc., a Maryland corporation (the "Company"), to be voted at the 1996 Annual Meeting of Stockholders of the Company (the "Meeting") to be held at the offices of Nomura Capital Management, Inc., 180 Maiden Lane, New York, New York, on Tuesday, November 12, 1996, at 9:00 A.M. The approximate mailing date of this Proxy Statement is September 30, 1996.

     All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted for the election of six Directors, for the ratification of the selection of independent accountants and for the approval of a revised Investment Advisory Agreement between Nomura Capital Management, Inc. ("NCM" or the "Manager") and Nomura Investment Management Co., Ltd. ("NIMCO") and a new Investment Sub-Advisory Agreement between NIMCO and Nomura Capital Management (Singapore) Ltd. ("NCM-Singapore"). Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Company at the Company's address indicated above or by voting in person at the Meeting.

     The Board of Directors has fixed the close of business on September 20, 1996 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of September 20, 1996, the Company had outstanding 5,016,735 shares of Common Stock, par value $0.10 per share.

     The Board of Directors of the Company knows of no business other than that mentioned in Items 1 through 3 of the Notice of Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                             ELECTION OF DIRECTORS

     At the Meeting six Directors will be elected to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified. It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the election of the persons listed below.

     The Board of Directors of the Company knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Board of Directors may recommend.

     Certain information concerning the nominees is set forth as follows:

                                                                                               SHARES OF
                                                                                              COMMON STOCK
                                                                                             OF THE COMPANY
                                     PRINCIPAL OCCUPATIONS                                    BENEFICIALLY
     NAME AND ADDRESS                DURING PAST FIVE YEARS                   DIRECTOR          OWNED AT
        OF NOMINEE                AND PUBLIC DIRECTORSHIPS (1)        AGE      SINCE       SEPTEMBER 20, 1996
- ---------------------------   ------------------------------------    ---     --------     ------------------
William G. Barker,            Consultant to the television            63        1993                  0
Jr.(2) ....................     industry since 1991. Senior Vice
111 Parsonage Road              President and Chief Financial
Greenwich, Connecticut          Officer of The CBS/Fox Company
06830                           from 1982 to 1991.

George H. Chittenden(2) ...   Director of Bank Audi (USA).            79        1990                500
155 Buffalo Bay, Neck Road
Madison, Connecticut 06443

Iwao Komatsu(3) ...........   President of the Company since 1995;    59        1995                  0
180 Maiden Lane                 President of NCM since 1995 and
New York, New York 10038        Director since 1994; Managing
                                Director of NIMCO from 1990 to
                                1996, Director from 1987 to 1990;
                                Director of Nomura Capital
                                Management (U.K.) Limited since
                                1994 and Managing Director from
                                1989 to 1993.

Chor Weng Tan(2) ..........   Managing Director for Education, The    60        1990                  0
345 East 47th Street            American Society of Mechanical
New York, New York 10017        Engineering since 1991; Professor,
                                School of Engineering, The Cooper
                                Union from 1963 to 1991; Dean,
                                School of Engineering, The Cooper
                                Union from 1975 to 1987; Executive
                                Officer, The Cooper Union Research
                                Foundation from 1976 to 1987;
                                Program Director, Presidential
                                Young Investigator Awards of
                                National Science Foundation from
                                1987 to 1989; and Director, Tround
                                International, Inc.

Arthur R. Taylor(2) .......   President of Muhlenberg College         61        1990                  0
2400 Chew Street                since 1992; Dean of the Faculty of
Allentown, Pennsylvania         Business of Fordham University
18104                           from 1985 to 1992; Chairman of
                                Arthur R. Taylor & Co. (investment
                                firm); and Director of Pitney
                                Bowes Inc. and Louisiana Land &
                                Exploration Company.

                                                                                               SHARES OF
                                                                                              COMMON STOCK
                                                                                             OF THE COMPANY
                                     PRINCIPAL OCCUPATIONS                                    BENEFICIALLY
     NAME AND ADDRESS                DURING PAST FIVE YEARS                   DIRECTOR          OWNED AT
        OF NOMINEE                AND PUBLIC DIRECTORSHIPS (1)        AGE      SINCE       SEPTEMBER 20, 1996
- ---------------------------   ------------------------------------    ---     --------     ------------------
John F. Wallace (3) .......   Secretary and Treasurer of the          68        1990                  0
180 Maiden Lane                 Company since 1990; Senior Vice
New York, New York 10038        President of NCM since 1981,
                                Secretary since 1976, Treasurer
                                since 1984 and Director since
                                1986; Senior Vice President of
                                Nomura Securities International,
                                Inc. ("NSI") since 1978, Secretary
                                from 1977 to 1991, and Director
                                from 1983 to 1991.

- ---------------
(1) Each of the nominees is also a director of Japan OTC Equity Fund, Inc., Korea Equity Fund, Inc. and Nomura Pacific Basin Fund, Inc., investment companies for which NCM acts as manager.

(2) Member of Audit Committee and Nominating Committee of the Board of
    Directors.

(3) "Interested person," as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), of the Company.

     Committees and Directors' Meetings. The Board of Directors has a standing Audit Committee and Nominating Committee, each of which consists of the Directors who are not "interested persons" of the Company within the meaning of the Investment Company Act. The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by the Company's independent accountants and the evaluation by such accountants of the accounting procedures followed by the Company. The principal purpose of the Nominating Committee is to select and nominate the Directors who are not "interested persons" of the Company as defined in the Investment Company Act. The Nominating Committee will consider nominees recommended by stockholders of the Company. Stockholders should submit nominees to the Secretary of the Company. The Company has no standing Compensation Committee.

     During the fiscal year ended March 31, 1996, the Board of Directors held five meetings; the Audit Committee held one meeting; and the Nominating Committee held one meeting. Each Director attended at least 75% of the meetings of the Board of Directors, and each Director who is not an "interested person" of the Company attended at least 75% of the meetings of the Audit and Nominating Committees held during such period.

     Interested Persons. The Company considers two nominees, Messrs. Komatsu and Wallace, to be "interested persons" of the Company within the meaning of Section 2(a) (19) of the Investment Company Act. Mr. Komatsu is President of the Company and the President and a director of NCM. Mr. Wallace is Secretary and Treasurer of the Company, Senior Vice President, Secretary, Treasurer and a director of NCM and Senior Vice President of NSI, which is an affiliate of NCM.

     Compensation of Directors. The Manager pays all compensation of all Directors of the Company who are affiliated with the Manager or any of its affiliates. The Company pays to each Director not affiliated with the Manager an annual fee of $5,000 plus $500 per meeting attended, together with a Director's actual out-of-pocket expenses relating to attendance at meetings. Such fees and expenses aggregated $32,994 for the fiscal year ended March 31, 1996. The Company has paid affiliated Directors' out-of-pocket expenses in connection with attendance at meetings of the Board of Directors; such expenses aggregated $835 for the fiscal year ended March 31, 1996.

     The following table sets forth for the periods indicated compensation paid by the Company to its Directors and the aggregate compensation paid by all investment companies managed by NCM or advised by NIMCO to the Directors:

                                    AGGREGATE               PENSION OR RETIREMENT          TOTAL COMPENSATION FROM
                                  COMPENSATION           BENEFITS ACCRUED AS PART OF        FUND COMPLEX PAID TO
                                FROM COMPANY FOR           COMPANY EXPENSES FOR ITS         DIRECTORS DURING THE
                              ITS FISCAL YEAR ENDED           FISCAL YEAR ENDED              CALENDAR YEAR ENDED
     NAME OF DIRECTOR            MARCH 31, 1996                 MARCH 31, 1996               DECEMBER 31, 1995*
- ---------------------------   ---------------------      ----------------------------      -----------------------
William G. Barker, Jr......          $ 7,500                         None                          $28,500
George H. Chittenden.......          $ 7,500                         None                          $28,500
Iwao Komatsu...............               --                         None                               --
Chor Weng Tan..............          $ 7,500                         None                          $28,500
Arthur R. Taylor...........          $ 7,500                         None                          $28,500
John F. Wallace............               --                         None                               --
- ------------------

* In addition to the Company, the "Fund Complex" included Japan OTC Equity Fund, Inc., Korea Equity Fund, Inc. and Nomura Pacific Basin Fund, Inc.

     Officers of the Company. The following table sets forth information concerning the officers of the Company. Officers of the Company are elected and appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve.

                                                                                            SHARES OF
                                                                                           COMMON STOCK
                                                                                          OF THE COMPANY
                                                                                           BENEFICIALLY
  NAME AND PRINCIPAL OCCUPATION DURING PAST                                 OFFICER          OWNED AT
                    FIVE YEARS                      OFFICE         AGE       SINCE      SEPTEMBER 20, 1996
- ---------------------------------------------   ---------------    ----     -------     ------------------
Iwao Komatsu ................................   President           59        1995                0
  President of NCM since 1995 and Director
     since 1994. Managing Director of NIMCO
     from 1990 to 1996, Director from 1987 to
     1990.

Mitsutoyo Kohno .............................   Vice President      47        1990                0
  Senior Vice President of NCM since 1991 and
     Director since 1994, Vice President from
     1989 to 1991.

John F. Wallace .............................   Secretary and       68        1990                0
                                                  Treasurer
  Senior Vice President of NCM since 1981,
     Secretary since 1976, Treasurer since
     1984 and Director since 1986. Senior
     Vice President of NSI since 1978,
     Secretary from 1977 to 1991, and
     Director from 1983 to 1991.

     Stock Ownership. At September 20, 1996, the Directors and officers of the Company as a group (7 persons) owned an aggregate of 500 shares, less than 1% of the outstanding shares of the Company. Mr. Komatsu, President of the Company, owns less than 1% of the shares of The Nomura Securities Co., Ltd., an affiliate of both NCM and NIMCO.

                      SELECTION OF INDEPENDENT ACCOUNTANTS

     On the recommendation of the Audit Committee, the Board of Directors of the Company, including a majority of the Directors who are not interested persons of the Company, has selected the firm of Price Waterhouse LLP ("Price Waterhouse"), as independent accountants, to audit the financial statements of the Company for the fiscal year ending March 31, 1997. Price Waterhouse has acted as the Company's independent accountants since the inception of the Company. The Company knows of no direct or indirect financial interest of such firm in the Company. Such appointment is subject to ratification or rejection by the stockholders of the Company. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such accountants.

     Price Waterhouse also acts as independent accountants for The Nomura Securities Co., Ltd. and certain of its affiliated entities, including NCM, and for three other investment companies for which NCM acts as manager. The Board of Directors of the Company considered the fact that Price Waterhouse has been retained as the independent accountants for these other entities in its evaluation of the ability of Price Waterhouse to also function in that capacity for the Company.

     A representative of Price Waterhouse is expected to be present at the Meeting and will have the opportunity to respond to questions from stockholders and to make a statement if such person so desires.

                   APPROVAL OR DISAPPROVAL OF THE INVESTMENT
               ADVISORY AND INVESTMENT SUB-ADVISORY ARRANGEMENTS

     On April 9, 1990, the Company entered into a management agreement (the "Management Agreement") with NCM. Also, on such date, NCM entered into an investment advisory agreement (the "Investment Advisory Agreement") with NIMCO. On July 22, 1996, the Board of Directors approved the continuance of the existing agreements with certain modifications discussed below. As described below, the proposed revisions do not alter the rate of management compensation presently payable by the Company. The principal modification is an amendment to the Investment Advisory Agreement authorizing NIMCO to enter into an investment sub-advisory agreement (the "Investment Sub-Advisory Agreement") with NCM-Singapore that will be in addition to the Investment Advisory Agreement. NCM-Singapore is a wholly-owned subsidiary of NIMCO that provides investment advisory services relating to Pacific Basin securities other than Japan. In recommending the proposed arrangements, NCM advised the Board of Directors of the Company that NCM believed that it would be appropriate in managing the Company's assets to include NCM-Singapore as a part of the formal management group of the Company and for NCM-Singapore to be compensated by NIMCO.

     In their consideration of the above contracts, the Directors received information relating to, among other things, alternatives to the present arrangements, the nature, quality and extent of the advisory and other services to be provided to the Company by NCM, NIMCO and NCM-Singapore, and comparative data with respect to the advisory and management fees paid by other international funds, the operating expenses and expense ratio of the Company as compared to such funds and the performance of the Company as compared to such funds. The independent Directors also considered the relative profitability of the present arrangements to NCM and NIMCO and information about the services to be performed and the personnel performing such services under the proposed contracts. The independent Directors were advised by separate counsel in connection with their review of the management, investment advisory and investment sub-advisory arrangements of the Company.

     If approved at the Meeting, the Investment Advisory Agreement and the Investment Sub-Advisory Agreement will remain in effect until August 31, 1997, unless terminated as described below. The Company's management and investment advisory arrangements were last approved by its stockholders on July 9, 1991. Although the
                                       5
investment advisory and investment sub-advisory arrangements consist of two separate contracts, shareholders can only vote on the contracts together and not individually.

INFORMATION CONCERNING NIMCO AND NCM-SINGAPORE

     NIMCO, a Japanese corporation with its principal office located at 1-12-11, Nihonbashi, Chuo-ku, Tokyo 103, Japan, provides investment advisory services for Japanese and international clients. In addition, NIMCO acts as a sub-adviser with respect to the following registered investment companies: Japan OTC Equity Fund, Inc., Korea Equity Fund, Inc. and Nomura Pacific Basin Fund, Inc. For such sub-advisory services NIMCO receives a fee from NCM at the rates indicated in the following table.

                                                                                    NET ASSETS AT
                                                                                   AUGUST 31, 1996
        INVESTMENT COMPANY                        SUB-ADVISORY FEE                   (MILLIONS)
- -----------------------------------   ----------------------------------------     ---------------
Japan OTC Equity Fund, Inc.........   .50% of net assets not in excess of $50
                                      million, .45% of net assets in excess of
                                      $50 million but not exceeding $100
                                      million and .40% of net assets in excess
                                      of $100 million                                   $97.1
Korea Equity Fund, Inc.............   .55% of net assets                                $64.6
Nomura Pacific Basin Fund, Inc.....   .26125% of net assets                             $30.2

     NIMCO is a subsidiary of Nomura Research Institute ("NRI") and an indirect subsidiary of The Nomura Securities Co., Ltd. ("Nomura") of Tokyo, Japan, the largest securities firm in Japan. The address of NRI is 2-27-1, Shinkawa, Tokyo 104, Japan, and the address of Nomura is 1-9-1, Nihonbashi, Chuo-ku, Tokyo 103, Japan. NRI is a diversified research organization which undertakes business consulting, economic and social research, investment research and other projects for a variety of Japanese and international clients.

     The following table sets forth the name, title and principal occupation of the principal executive officers and each Director of NIMCO:

                             NAME*                             TITLE-PRINCIPAL OCCUPATIONS
     -----------------------------------------------------     ---------------------------
     Tadashi Takubo.......................................     President
     Naoki Santo..........................................     Executive Managing Director
     Harunobu Aono........................................     Executive Managing Director
     Yasuhiro Tsuji.......................................     Managing Director
     Tadaaki Fujiwara.....................................     Managing Director
     Nobuyuki Kishi.......................................     Managing Director
     Takeo Nakamura.......................................     Managing Director
     Shinzo Katada........................................     Managing Director
     Tadashi Akimoto......................................     Director
     Yoshimitsu Matsuki...................................     Director
     Nobuo Katayama.......................................     Director
     Testuhiro Miyake.....................................     Director
     Mitsunori Minamio....................................     Director

- ---------------
* The address of the principal executive officers and each director is 1-12-11, Nihonbashi, Chuo-ku, Tokyo 103, Japan.

     NCM-Singapore, a Singapore corporation, is a wholly owned subsidiary of NIMCO. NCM-Singapore, which was organized in 1988 and registered as an adviser under the Investment Advisers Act of 1940 in 1990, provides investment advisory services relating to Pacific Basin securities to institutional clients, including pension and profit sharing plans. In addition, NCM-Singapore acts as a sub-adviser for Nomura Pacific Basin Fund, Inc. and for such services receives from NCM a sub-advisory fee of .0275% of such fund's average daily net assets.

     The following table sets forth the name, title and principal occupation of the principal executive officers and each director of NCM-Singapore.

              NAME*                         TITLE                    PRINCIPAL OCCUPATION
- ---------------------------------     -----------------      ------------------------------------
Takashi Kusano...................     Managing Director      Managing Director of NCM-Singapore
Harunobu Aono....................     Director               Executive Managing Director of NIMCO
Tadaaki Fujiwara.................     Director               Managing Director of NIMCO
Nobuyuki Kishi...................     Director               Managing Director of NIMCO
Reginald J. Frank................     Director               --
Takahide Mizuno..................     Director               Chief Portfolio Manager of NIMCO

- ---------------
* The address of Messrs. Kusano and Frank is 6 Battery Road, Singapore 049909. The address of Messrs. Aono, Fujiwara, Kishi and Mizuno is 1-12-11, Nihonbashi, Chuo-ku, Tokyo 103, Japan.

     Securities owned by the Company may be owned by other funds or investment advisory clients for which NCM, NIMCO, NCM-Singapore or their affiliates act as an adviser. Because of different objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities by NCM, NIMCO, or NCM-Singapore for the Company or other funds for which they act as investment adviser or for their advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of NCM, NIMCO, NCM-Singapore or their affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

TERMS OF THE INVESTMENT ADVISORY AND INVESTMENT SUB-ADVISORY AGREEMENTS

     Copies of the forms of the Investment Advisory Agreement between NCM and NIMCO and the Investment Sub-Advisory Agreement between NCM and NCM-Singapore are set forth as Exhibits A and B, respectively. Set forth below is a summary of the terms of such agreements as well as the Management Agreement. As described below, the proposed agreements differ from the existing contractual arrangements in that the Investment Advisory Agreement, as proposed to be revised, permits NIMCO to retain NCM-Singapore as an investment sub-adviser pursuant to the attached contract with NCM-Singapore. The modification in the contractual arrangements does not change the amount of total fees payable by the Company.

     Management Agreement. Under the Management Agreement, the Manager agrees to provide, or arrange for the provision of, investment advisory and management services to the Company, subject to the oversight and supervision of the Board of Directors of the Company. In addition to the management of the Company's portfolio in accordance with the Company's investment policies and the responsibility for making decisions to buy, sell or hold particular securities, the Manager is obligated to perform, or arrange for the performance of, the administrative and management services necessary for the operation of the Company. The Manager is also obligated to provide all the office space, facilities, equipment and personnel necessary to perform its duties thereunder.

     Pursuant to the Management Agreement, the Manager is authorized to retain NIMCO to act as an investment adviser for the Company.

     Investment Advisory Agreement. Pursuant to the Investment Advisory Agreement between the Manager and NIMCO, NIMCO will agree to furnish the Manager with economic research, securities analysis and investment recommendations and to review and render investment advice with respect to the Company. NIMCO will not be responsible for the actual portfolio decisions of the Company.

     Pursuant to the Investment Advisory Agreement, NIMCO is authorized to retain NCM-Singapore to act as an investment sub-adviser for the Company.

     Investment Sub-Advisory Agreement. Pursuant to the Investment Sub-Advisory Agreement between NIMCO and NCM-Singapore, NCM-Singapore will agree to furnish the Manager and NIMCO with economic research, securities analysis and investment recommendations and to review and render investment advice with respect to the Company. NCM-Singapore will not be responsible for the actual portfolio decisions of the Company.

COMPENSATION AND EXPENSES

     As compensation for its services to the Company, the Manager receives a monthly fee, computed weekly, at the annual rate of 1.10% of the value of the Company's average weekly net assets. This fee is higher than that paid by most management investment companies, but the Manager believes it is justified by the types of portfolio securities held by the Company and that it is comparable to fees paid by other international funds. For the fiscal year ended March 31, 1996, the Company paid or accrued fees to the Manager of $502,762. At August 31, 1996, the net assets of the Company aggregated approximately $42.0 million. At this net asset level, the annual management fee would aggregate $462,000. As described above, the fee paid by the Company to the Manager will remain the same under the proposed contractual arrangements. Under these arrangements, the Manager will pay NIMCO monthly fees from the Manager at the annual rate of .50% of the Company's average weekly net assets, and NIMCO will pay NCM-Singapore monthly fees from NIMCO at the annual rate of .25% of the Company's average weekly net assets. Under the existing arrangements, NIMCO receives monthly fees from the Manager at the annual rate of .50% of the Company's average weekly net assets. The compensation payable by NIMCO to NCM-Singapore reflects the proposed retention of NCM-Singapore to perform certain advisory services.

     The Management Agreement obligates the Manager to provide, or arrange for the provision of, investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Company, as well as the fees of all Directors of the Company who are affiliated persons of the Manager or any of its affiliates. The Company pays all other expenses incurred in the operation of the Company, including, among other things, taxes, expenses for legal, tax and auditing services, costs of printing proxies, listing fees, stock certificates, shareholder reports, prospectuses, charges of the custodian, sub-custodians and transfer agent, Securities and Exchange Commission fees, expenses of registering the shares under Federal, state and foreign laws, fees and expenses of unaffiliated Directors, accounting and pricing costs (including the weekly calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Company.

     For the fiscal year ended March 31, 1996, the Company paid brokerage commissions of $261,639. Nomura and its affiliates earned no commissions on execution of such portfolio security transactions.

     Duration and Termination. As indicated above, the Investment Advisory Agreement and Investment Sub-Advisory Agreement will remain in effect until August 31, 1997 and from year to year thereafter if approved annually (a) by the Board of Directors of the Company or by a majority of the outstanding shares of the Company and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contracts are not assignable and may be terminated without penalty on 60 days' written notice at option of either party thereto or by the vote of the shareholders of the Company.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     Allied Dunbar Assurance plc, an English corporation ("Allied Dunbar"), Threadneedle Investment Managers Limited, an English corporation ("Threadneedle") and B.A.T Industries plc, an English corporation ("B.A.T."), have reported a 5.3% beneficial ownership of the Company's Common Stock. Allied Dunbar, located at Allied Dunbar Centre, Swindon SN1 1EZ England, is the beneficial owner of the Company's Common Stock through its Allied Dunbar Far East Fund, Allied Dunbar Equity Far East Fund and Allied Dunbar Pension Equity Far East Fund. Threadneedle, located at 9-15 Sackville Street, London W1A 2JP England, acts as investment adviser to such funds and, therefore, may be deemed to be a beneficial owner of such securities. In addition, B.A.T., located at Windsor House, 50 Victoria Street, London SW1H ONL England, may be deemed to be the indirect beneficial owner of such securities by indirectly owning 99% of the outstanding shares of Allied Dunbar.

     On February 12, 1996, Brandes Investment Partners, Inc., a California corporation ("Brandes"), reported a 6.1% beneficial ownership of the Company's Common Stock. Brandes, located at 12750 High Bluff Drive, San Diego, California, is an investment adviser which has the sole power to vote, or to direct the voting of, such securities and, therefore, may be deemed to be a beneficial owner of such securities.

     To the knowledge of the management of the Company, the persons listed below are the only beneficial owners of more than 5% of the Company's outstanding shares.

                                                                        PERCENT OF
                                                                           THE
                                            SHARES OF COMMON STOCK      COMPANY'S
                NAME OF                         OF THE COMPANY         COMMON STOCK
            BENEFICIAL OWNER                  BENEFICIALLY OWNED          OWNED
- ----------------------------------------    ----------------------     ------------
Allied Dunbar Assurance plc,                        265,800                 5.3%
Threadneedle Investment Managers
Limited,
and B.A.T Industries plc

Brandes Investment Partners, Inc.                   304,995                 6.1%

                             ADDITIONAL INFORMATION

     The expense of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Company. The Company will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Company. In addition to the solicitation of proxies by mail, proxies may be solicited in person or by telephone. The Company has retained at its expense Corporate Investor Communications, Inc., a proxy solicitation firm, to assist in the solicitation of proxies for the Meeting, for a fee of approximately $3,500, together with reimbursement of such firm's expenses.

     Approval of each of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement requires the vote of a majority of the outstanding voting securities of the Company which, under the Investment Company Act, is the vote
(a) of 67% or more of the shares of the Company present at the Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) of more than 50% of the outstanding shares, whichever is less. The election of Directors requires a plurality of the votes cast, in person or by proxy, at a meeting at which a quorum is duly constituted. The holders of a majority of the shares of stock of the Company entitled to vote at the Meeting, present in person or by proxy, shall constitute a quorum for the transaction of business at the Meeting. If the Investment Advisory and Investment Sub-Advisory Agreements are not approved at the Meeting, the Board of Directors will reconsider the Company's investment advisory and investment sub-advisory arrangements.

     The Company expects that broker-dealer firms holding shares of the Company in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each proposal before the Meeting. The Company understands that, under the rules of the New York Stock Exchange, such broker-dealers may, without instructions from such customers and clients, grant authority to the proxies designated by the Company to vote on the items to be considered at the Meeting if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. Certain broker-dealer firms may exercise discretion over shares held in their name for which no instructions are received by voting such shares in the same proportion as they have voted shares for which they have received instructions.

     The shares as to which the proxies so designated are granted authority by broker-dealer firms to vote on the items to be considered at the Meeting, the shares as to which broker-dealer firms have declined to vote ("broker non-votes"), as well as the shares as to which proxies are returned by record shareholders but which are marked "abstain" on any item will be included in the Company's tabulation of the total number of votes present for purposes of determining whether the necessary quorum of shareholders exists. However, abstentions and broker non-votes will not be counted as votes cast. Therefore, abstentions and broker non-votes will not have an effect on the vote on the election of Directors and the ratification of the selection of independent accountants.

     The address of NCM is 180 Maiden Lane, New York, New York 10038. The address of NIMCO is 1-12-11, Nihonbashi, Chuo-ku, Tokyo 103, Japan.

     The Company sends quarterly reports to shareholders. The Company will furnish, without charge, a copy of its most recent annual and semi-annual report succeeding such annual report, if any, to shareholders upon request to the Company at 180 Maiden Lane, New York, New York 10038 (or call 1-800-833-0018).

PROPOSALS OF STOCKHOLDERS

     Proposals of stockholders intended to be presented at the next annual meeting of stockholders of the Company must be received by the Company for inclusion in its proxy statement and form of proxy relating to that meeting by June 2, 1997.

                                          By Order of the Board of Directors

                                                     JOHN F. WALLACE
                                                        Secretary
Dated: September 27, 1996

                                                                       EXHIBIT A

                         INVESTMENT ADVISORY AGREEMENT

     AGREEMENT made this   day of          1996, by and between NOMURA CAPITAL
MANAGEMENT, INC., a New York corporation (hereinafter referred to as the "Manager"), and NOMURA INVESTMENT MANAGEMENT CO., LTD., a Japanese corporation (hereinafter referred to as the "Investment Adviser").

                             W I T N E S S E T H :

     WHEREAS, Jakarta Growth Fund, Inc. (the "Fund") is engaged in business as a non-diversified, closed-end, management investment company registered under the Investment Company Act of 1940, as amended (hereinafter referred to as the "Investment Company Act"); and

     WHEREAS, the Manager and the Investment Adviser are engaged in business as registered investment advisers under the Investment Advisers Act of 1940, as amended; and

     WHEREAS, the Manager has entered into a management agreement with the Fund dated as of April 9, 1990 (the "Management Agreement"); and

     WHEREAS, the Investment Adviser is willing to provide investment advisory services to the Manager in connection with the Fund's operations on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

                                   ARTICLE I
                        DUTIES OF THE INVESTMENT ADVISER

     Subject to the broad supervision of the Manager and the Fund, the Investment Adviser shall provide the Manager with such economic research and securities analysis as the latter may from time to time consider necessary for the proper supervision of the Fund's assets. The Investment Adviser shall continuously review the Fund's holdings and shall make recommendations as to which securities shall be purchased, sold or exchanged and what portion of the assets of the Fund shall be held in the various securities in which the Fund invests, subject always to the restrictions of the Articles of Incorporation and By-Laws of the Fund, as amended from time to time, the provisions of the Investment Company Act and the statements relating to the Fund's investment objective, investment policies and investment restrictions as the same are set forth in filings made by the Fund under Federal securities law. The Investment Adviser shall make recommendations as to foreign currency matters and the advisability of entering into foreign exchange contracts. The Investment Adviser shall also make recommendations as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Fund's portfolio securities shall be exercised.

                                   ARTICLE II
                       ALLOCATION OF CHARGES AND EXPENSES

     The Investment Adviser shall furnish, at its own expense, all administrative services, office space, equipment and facilities, investment advisory, statistical and research services, and executive, supervisory and clerical personnel necessary to carry out its obligations under this Agreement.

                                  ARTICLE III
                     COMPENSATION OF THE INVESTMENT ADVISER

     For the services to be rendered as provided herein, the Manager shall pay to the Investment Adviser at the end of each calendar month a fee based upon the average weekly value of the net assets of the Fund at the annual rate of 0.50% of the Fund's average weekly net assets (i.e., the average weekly value of the total assets of the Fund minus the sum of accrued liabilities of the Fund), commencing on the day following effectiveness hereof. For purposes of this calculation, average weekly net assets is determined at the end of each month on the basis of the average net assets of the Fund for each week during the month. The assets for each weekly period are determined by averaging the net assets at the last business day of the prior week. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month that this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fee as set forth above. During any period when the determination of net asset value is suspended by the Board of Directors of the Fund, the average net asset value of a share for the last week prior to such suspension shall for this purpose be deemed to be the net asset value at the close of each succeeding week until it is again determined. It is understood that a portion of such compensation is being paid by the Manager to the Investment Adviser, as agent for the Investment Sub-adviser referenced in Article IV hereof, and that the Investment Adviser will remit such compensation to the Investment Sub-adviser pursuant to the Investment Sub-Advisory Agreement referenced in such Article IV.

                                   ARTICLE IV
                       INVESTMENT SUB-ADVISORY AGREEMENT

     This Agreement is entered into with the understanding that the Investment Adviser will enter into an Investment Sub-Advisory Agreement with Nomura Capital Management (Singapore) Ltd., substantially in the form attached hereto as an Exhibit, in which the Investment Adviser will contract for advisory services and pay the Investment Sub-adviser compensation for its services out of the compensation received hereunder pursuant to Article III.

                                   ARTICLE V
               LIMITATION OF LIABILITY OF THE INVESTMENT ADVISER

     The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this
Article V, the term "Investment Adviser"shall include any affiliates of the Investment Adviser performing services for the Fund contemplated hereby and directors, officers, partners and employees of the Investment Adviser and such affiliates.

                                   ARTICLE VI
                      ACTIVITIES OF THE INVESTMENT ADVISER

     The services of the Investment Adviser to the Fund are not to be deemed to be exclusive, the Investment Adviser and any person controlled by or under common control with the Investment Adviser (for purpose of this Article VI referred to as "affiliates") being free to render services to others. It is understood that directors, officers, employees and shareholders of the Manager are or may become interested in the Investment Adviser and its affiliates, as directors, officers, employees and shareholders or otherwise and that directors, officers, employees and shareholders of the Investment Adviser and its affiliates are or may become similarly interested in the Manager or the Fund, and that the Investment Adviser is or may become interested in the Manager or the Fund as shareholder or otherwise.

                                  ARTICLE VII
                   DURATION AND TERMINATION OF THIS AGREEMENT

     This Agreement shall become effective as of the date first above written and shall remain in force until August 31, 1997 and thereafter, but only so long as the Management Agreement remains in force and provided that such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund or by the vote of a majority of the outstanding voting securities of the Fund and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

     This Agreement may be terminated at any time, without the payment of any penalty, by the Manager, by the Board of Directors of the Fund, by vote of a majority of the outstanding voting securities of the Fund or by the Investment Adviser, on sixty days' written notice to the other parties hereto. This Agreement shall automatically terminate in the event of its assignment.

                                  ARTICLE VIII
                          AMENDMENTS OF THIS AGREEMENT

     This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the vote of a majority of outstanding voting securities of the Fund, and (ii) a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                   ARTICLE IX
                          DEFINITIONS OF CERTAIN TERMS

     The terms "vote of a majority of the outstanding voting securities," "assignment," "affiliated person" and "interested person," when used in this Agreement, shall have the respective meanings specified in the Investment Company Act of 1940 and the Rules and Regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

                                   ARTICLE X
                                 GOVERNING LAW

     This Agreement shall be construed in accordance with laws of the State of New York and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                             NOMURA CAPITAL MANAGEMENT, INC.

                                             By ______________________________

                                             NOMURA INVESTMENT MANAGEMENT
                                               CO., LTD.

                                             By ______________________________

                                                                       EXHIBIT B

                       INVESTMENT SUB-ADVISORY AGREEMENT

     AGREEMENT made this   day of          1996, by and between NOMURA
INVESTMENT MANAGEMENT CO., LTD., a Japanese corporation (hereinafter referred to as the "Investment Adviser") and NOMURA CAPITAL MANAGEMENT (SINGAPORE) LTD., a Singapore corporation (hereinafter referred to as the "Investment Sub-adviser").

                             W I T N E S S E T H :

     WHEREAS, Jakarta Growth Fund, Inc. (the "Fund") is engaged in business as a non-diversified, closed-end, management investment company registered under the Investment Company Act of 1940, as amended (hereinafter referred to as the "Investment Company Act"); and

     WHEREAS, Nomura Capital Management, Inc., a New York corporation (hereinafter referred to as the "Manager"), has entered into a management agreement with the Fund dated as of April 9, 1990 (the "Management Agreement") and an amended investment advisory agreement relating to the Fund with the
Investment Adviser dated as of           , 1996 (the "Investment Advisory
Agreement"); and

     WHEREAS, the Manager, the Investment Adviser and the Investment Sub-adviser are engaged in business as registered investment advisers under the Investment Advisers Act of 1940, as amended; and

     WHEREAS, the Investment Sub-adviser is willing to provide investment advisory services to the Manager and the Investment Adviser in connection with the Fund's operations on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

                                   ARTICLE I
                      DUTIES OF THE INVESTMENT SUB-ADVISER

     Subject to the broad supervision of the Investment Adviser and the Fund, the Investment Sub-adviser shall provide the Manager and the Investment Adviser with such economic research and securities analysis as the Manager and the Investment Adviser may request. The Investment Sub-adviser shall continuously review the Fund's holdings and shall make recommendations to the Manager and the Investment Adviser as to which such securities shall be purchased, sold or exchanged and what portion of the assets of the Fund shall be held in the various securities in which the Fund invests, subject always to the restrictions of the Articles of Incorporation and By-Laws of the Fund, as amended from time to time, the provisions of the Investment Company Act and the statements relating to the Fund's investment objective, investment policies and investment restrictions as the same are set forth in filings made by the Fund under Federal securities laws. The Investment Sub-adviser shall make recommendations as to foreign currency matters and the advisability of entering into foreign exchange contracts. The Investment Sub-adviser shall also make recommendations as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Fund's portfolio securities shall be exercised. Recommendations made by the Investment Sub-adviser pursuant to this Article I shall be provided concurrently to the Manager and the Investment Adviser. The Manager shall advise the Investment Sub-adviser as to action taken or to be taken based upon such recommendations.

                                   ARTICLE II
                       ALLOCATION OF CHARGES AND EXPENSES

     The Investment Sub-adviser shall furnish, at its own expense, all administrative services, office space, equipment and facilities, investment advisory, statistical and research services, and executive, supervisory and clerical personnel necessary to carry out its obligations under this Agreement.

                                  ARTICLE III
                   COMPENSATION OF THE INVESTMENT SUB-ADVISER

     For the services to be rendered as provided herein, the Investment Adviser shall pay to the Investment Sub-adviser at the end of each calendar month a fee based upon the average weekly value of the net assets of the Fund at the annual rate of 0.25% of the Fund's average weekly net assets (i.e., the average weekly value of the total assets of the Fund minus the sum of accrued liabilities of the Fund), commencing on the day following effectiveness hereof. For purposes of this calculation, average weekly net assets is determined at the end of each month on the basis of the average net assets of the Fund for each week during the month. The assets for each weekly period are determined by averaging the net assets at the last business day of the prior week. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month that this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fee as set forth above. During any period when the determination of net asset value is suspended by the Board of Directors of the Fund, the average net asset value of a share for the last week prior to such suspension shall for this purpose be deemed to be the net asset value at the close of each succeeding week until it is again determined.

                                   ARTICLE IV
             LIMITATION OF LIABILITY OF THE INVESTMENT SUB-ADVISER

     The Investment Sub-adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this
Article IV, the term "Investment Sub-adviser" shall include any affiliates of the Investment Sub-adviser performing services for the Fund contemplated hereby and directors, officers, partners and employees of the Investment Sub-adviser and such affiliates.

                                   ARTICLE V
                    ACTIVITIES OF THE INVESTMENT SUB-ADVISER

     The services of the Investment Sub-adviser to the Fund are not to be deemed to be exclusive, the Investment Sub-adviser and any person controlled by or under common control with the Investment Sub-adviser (for purpose of this Article V referred to as "affiliates") being free to render services to others. It is understood that directors, officers, employees and shareholders of the Manager and the Investment Adviser are or may become interested in the Investment Sub-adviser and its affiliates, as directors, officers, employees and shareholders or otherwise and that directors, officers, employees and shareholders of the Investment Sub-adviser and its affiliates are or may become similarly interested in the Manager, the Investment Adviser or the Fund, and that the Investment Sub-adviser is or may become interested in the Manager, the Investment Adviser or the Fund as shareholder or otherwise.

                                   ARTICLE VI
                   DURATION AND TERMINATION OF THIS AGREEMENT

     This Agreement shall become effective as of the date first above written and shall remain in force until August 31, 1997 and thereafter, but only so long as the Management Agreement and the Investment Advisory Agreement remain in force and provided that such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund or by the vote of a majority of the outstanding voting securities of the Fund and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

     This Agreement may be terminated at any time, without the payment of any penalty, by the Investment Adviser, by the Board of Directors of the Fund, by vote of a majority of the outstanding voting securities of the Fund or by the Investment Sub-adviser, on sixty days' written notice to the parties hereto. This Agreement shall automatically terminate in the event of its assignment or upon the termination of the Management Agreement or the Investment Advisory Agreement.

                                  ARTICLE VII
                          AMENDMENTS OF THIS AGREEMENT

     This Agreement may be amended by the parties only if such amendment is specifically approved in accordance with applicable requirements under the Investment Company Act.

                                  ARTICLE VIII
                          DEFINITIONS OF CERTAIN TERMS

     The terms "vote of a majority of the outstanding voting securities," "assignment," "affiliated person" and "interested person," when used in this Agreement, shall have the respective meanings specified in the Investment Company Act and the Rules and Regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

                                   ARTICLE IX
                                 GOVERNING LAW

     This Agreement shall be construed in accordance with laws of the State of New York and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of New York or any of the provisions herein conflict with the applicable provisions of the Investment Company Act, the latter shall control.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                             NOMURA INVESTMENT MANAGEMENT
                                               CO., LTD.

                                             By ______________________________

                                             NOMURA CAPITAL MANAGEMENT
                                               (SINGAPORE) LTD.
                                             By ______________________________

                          JAKARTA GROWTH FUND, INC.
                              180 Maiden Lane
                          New York, New York 10038

        This proxy is solicited on behalf of the Board Of Directors.

The undersigned hereby appoints Iwao Komatsu and John F. Wallace as proxies, each with the power to appoint his substitute and hereby authorizes them to represent and to vote, as designated on the reverse hereof, all shares of Common Stock of Jakarta Growth Fund, Inc. (the "Company"), held of record by the undersigned on September 20, 1996 at the annual meeting of stockholders of the Company to be held on November 12, 1996 or any adjournment thereof.

   Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

- -------------------------------------------------------------------------------
  PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.
- -------------------------------------------------------------------------------
Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
- -------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                    DO YOU HAVE ANY COMMENTS?

- -----------------------------------------    ----------------------------------

- -----------------------------------------    ----------------------------------

- -----------------------------------------    ----------------------------------

/X/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE


                                                              WITH-   FOR ALL
                                                      FOR     HOLD    EXCEPT
 1.) ELECTION OF DIRECTORS:                           / /     / /      / /

           William G. Barker, Jr., George H. Chittenden,
           Iwao Komatsu, Chor Weng Tan, Arthur R. Taylor,
                        and John F. Wallace.

     If you do not wish your shares voted "FOR" a particular nominee, mark the "FOR ALL EXCEPT" box and strike a line through that nominee's name. Your shares will be voted for the remaining nominees.

                                                     FOR    AGAINST  ABSTAIN

 2.) Proposal to ratify the selection of Price       / /      / /      / /
     Waterhouse LLP as the independent
     accountants of the Company.

                                                     FOR    AGAINST  ABSTAIN

 3.) Proposal to approve a revised Investment       / /      / /      / /
     Advisory Agreement between Nomura Capital
     Management, Inc. and Nomura Investment
     Management Co., Ltd. and a new Investment
     Sub-Advisory Agreement between Nomura
     Investment Management Co., Ltd. and
     Nomura Capital Management (Singapore) Ltd.

 4.) In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournments thereof.

     This proxy, when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, the proxy will be voted for Proposals 1, 2 and 3.


     Mark box at right if comments or address change has       / /
     been noted on the reverse side of this card.

RECORD DATE SHARES:

Please be sure to sign and date this Proxy.                 Date
- -----------------------------------------------------------------------------



- --------------------------------     ----------------------------------------
Stockholder sign here                Co-owner sign here